Income Taxes	6 Months Ended
Jun. 30, 2024
Income Taxes [Abstract]
INCOME TAXES

10. INCOME TAXES

The effective income tax rate was 16.9% and 16.5% for six months ended June 30, 2024 and 2023, respectively, which were higher than the 0% statutory income tax rate of Cayman Island and were primarily due to the Singapore subsidiary which is subject to an income tax rate of 17.0% and the US subsidiary which is subject to an income tax rate of approximately 26%.

As of June 30, 2024 and December 31, 2023, the Company did not have any unrecognized tax benefits or open tax positions. The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. As of June 30, 2024 and December 31, 2023, the Company had no accrued interest or penalties related to income taxes.